Ivy Funds

Supplement dated November 4, 2019 to the

Ivy ProShares Index Funds Statement of Additional Information

dated January 31, 2019

as supplemented May 7, 2019 and August 21, 2019

The following replaces the last two paragraphs of the “Management of the Trust — Compensation” section on page 48:

Class A shares and Class E shares of a Fund may be purchased at NAV by current and former Trustees of the Trust (or former directors of any entity to which the Trust or any of the Ivy Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are investing the distribution of plan assets into an IRA (Class A shares only). For this purpose, child includes stepchild and parent includes stepparent. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A and Class E shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A or Class E shares at NAV into new accounts that are established after October 31, 2019. See Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E Shares for more information.

The contingent deferred sales charge (CDSC) for Class A shares and Class E shares that are subject to a CDSC will not apply to redemptions of shares purchased by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and employees of financial advisors of Waddell & Reed. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their Class A or Class E shares that are subject to a CDSC without paying a CDSC are those selling from accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their Class A or Class E shares that are subject to a CDSC without paying a CDSC from accounts that are established after October 31, 2019.

The following replaces the first and second paragraphs of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E Shares” section on page 67:

Class A and Class E shares of a Fund may be purchased at NAV by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are investing the distribution of plan assets into an IRA (Class A shares only). Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A and Class E shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A or Class E shares at NAV into new accounts that are established after October 31, 2019.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IDI or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Class A shares. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A and Class E shares at NAV whether or not the custodian himself is an eligible purchaser.

The following replaces the tenth full paragraph of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E Shares” section on page 68 (as supplemented on August 21, 2019):

Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a), other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974 may purchase Class A shares at NAV, provided that such plan is assigned to Waddell & Reed as the broker-dealer of record at the time of transfer or rollover.

Supplement	Statement of Additional Information	1

Effective immediately, the words “If you qualify” are deleted from the first paragraph of the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for Class A Shareholders” section on page 70 and the first paragraph of the “ Systematic Withdrawal Plan for Class E Shareholders” section on page 71.

Effective immediately, the third paragraph of the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for Class A Shareholders” section on page 70 and the third paragraph of the “Systematic Withdrawal Plan for Class E Shareholders” section on page 71 are deleted in their entirety.

2	Statement of Additional Information	Supplement